SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	December 26, 1997

EQUIVANTAGE ACCEPTANCE CORPORATION (as sponsor under the
Pooling and Servicing Agreement dated as of February 1, 1995 providing for the issuance of EquiVantage Home Equity Loan Trust 1995-1 Home Equity Loan Asset-Backed Certificates, Series 1995-1)

EquiVantage Home Equity Loan Trust 1995-1
(Exact name of registrant as specified in its charter)


    New York    		33-87040-05		76-0448074
(State or Other Jurisdiction 	(Commission		(I.R.S. Employer
of Incorporation)		File Number)		Identification No.)


c/o EquiVantage Acceptance Corporation
Attention: John E. Smith
13111 Northwest Freeway   Houston, TX 		 77040
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code:	 (713) 895-1900

Item 5.	Other Events

		On behalf of EquiVantage Home Equity Loan Trust 1995-1 Home Equity Loan Asset-Backed
		Certificates Series 1995-1, a Trust created pursuant to the Pooling and Servicing Agreement, dated February 1, 1995, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated December 26, 1997. The
		Monthly Report is filed pursuant to and in accordance with current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Class A-1 and Class A-2 Certificates, Due March 25, 2025.


		A. 	Monthly Report Information:
			Aggregate distribution information for the current distribution date December 26, 1997.

		Principal		Interest		Ending Balance

		$459,638.68		$71,665.82		$11,260,044.31

		B.	No delinquency in payment under the Certificate Insurance
			Policy has occurred.

		C.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		D.	Were any amounts paid or are any amounts payable under
			the Certificate Insurance Policy?   NO
				Amount:

		E.	Are there any developments with respect to the Certificate
			Insurance Policy? NONE.

		F.	Item 1: Legal Proceedings:	NONE

		G.	Item 2: Changes in Securities:	NONE

		H.	Item 4: Submission of Matters to a Vote of Security Holders: NONE

		I.	Item 5: Other Information - Form 10-Q, Part II - Items
			1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report for December 26, 1997.




                            EquiVantage Home Equity Loan Trust
                     Home Equity Loan Asset-Backed Certificates
                                            Series 1995-1

Distribution Date:       26-Dec-97

        Beginning                                                    Ending
       Certificate     Principal      Interest         Total       Certificate
Class    Balance     Distribution   Distribution   Distribution      Balance
 A-1     3613535.64      160529.95       25595.88      186125.83     3453005.69
 A-2     8106147.35      299108.73       46069.94      345178.67     7807038.62
  R            0.00           0.00           0.00           0.00           0.00

TOTAL   11719682.99      459638.68       71665.82      531304.50    11260044.31


                            AMOUNTS PER $1,000 UNIT
        Beginning                                                    Ending
       Certificate     Principal      Interest         Total       Certificate
Class    Balance     Distribution   Distribution   Distribution      Balance
 A-1   238.37559470    10.58974537     1.68849396    12.27823933   227.78584933
 A-2   257.31350506     9.49461099     1.46239850    10.95700949   247.81889407



              PASS THROUGH RATES

      Original Pass  Current Pass     Next Pass
Class Through Rate   Through Rate   Through Rate  Record Date         CUSIP
 A-1        8.50000%       8.50000%       8.50000%     30-Nov-97 29476YAA7
 A-2        6.97500%       6.60000%       6.97500%     25-Dec-97 29476YAB5

  R              NA             NA             NA


SPONSOR:            EquiVantage Acceptance Corp.
SERVICER:           Transworld Mortgage Corporation

UNDERWRITER:   CS First Boston Corporation


                            Information pursuant to Section 7.8 (a) of the
                    Pooling and Servicing Agreement dated February 1, 1995

i)  Distributions to Class A and Class R Certificates            See Page 1

ii)  Principal Distributions to the Certificates:      Class A-1      Class A-2
          Scheduled Principal                          $3,316.59      $4,936.89
          Paid-in-Full Loans                         $111,344.35    $262,113.16
          Prepayments                                    $416.58        $382.33
      Liquidation & Insurance Proceeds - Principal    $27,994.84          $0.00
           Loan Repurchases                                $0.00          $0.00
          Substitution Amounts                             $0.00          $0.00
          Principal Carry Forward Amount                   $0.00          $0.00
          Subordination Deficiency Amount                  $0.00          $0.00
          Subordination Increase Amount               $17,457.59     $31,676.35
less:   Subordination Reduction Amount                     $0.00          $0.00

               Total Principal Distribution          $160,529.95    $299,108.73


iii)  Interest distributions to the Certificates                 See Above

iv)  Certificate Principal Balances                              See Above

                                                         Group 1        Group 2
v)  Insured Payment to the Certificateholders              $0.00          $0.00

vi)  Information furnished by the Sponsor pursuant to Section 6049 (d) (7) (c)


vii)  Substitution Amounts & Loan Purchase Price Amounts in the distribution
                                                                 See (ii)
viii)  Available Funds Cap Carry Forward Amount                           $0.00

Available Funds Cap Carry-Forward Amortization Amount to A-2              $0.00


ix)  Subordination Reduction Amount                              See (ii)

x)  Current Period Realized Losses                                   $32,536.16
     Cumulative Loss Amount                                            0.845432%
     Rolling Three Month Delinquency Rate                             13.767080%
     Step Down Loss Amount                                                $0.00
     12 Month Loss Amount                                           $291,324.99

xi)  Certificate Factors              Beginning       Ending
                                     Certificate    Certificate
                                       Balance        Balance
                    Class A-1          0.23837559     0.22778585
                    Class A-2          0.25731351     0.24781889

                           Group 1        Group 2
xii)   Beg Balance      4245022.42     9304400.00
       End Balance      4069413.90     9036967.62

                                                      GROUP 1

Delinquency Advances Made                              $6,633.60
Paid-In-Full Compensating Interest                       $677.84

Accrued Servicing Fees                                 $1,779.73
Servicing Fees Retained                                $1,862.77

Interest Remittance from Servicer                      43,469.49
Principal Remittance from Servicer                    143,072.36
Certificate Account Investment Earnings                   168.35
  Total Deposit to the Certificate Account            186,710.20

Trustee Fees                                             $150.56
Premium Amount                                           $433.81

Subordination Reduction Amount                             $0.00
Total Monthly Excess Spread                           $17,457.59
Total Monthly Excess Cashflow                         $17,457.59

Available Funds                                      $168,668.24

Net Monthly Excess Cashflow                           $17,457.59

Total Available Funds                                $168,668.24

Total Available Funds Shortfall                            $0.00

Amortized Subordinated Amount Requirement                  $0.00

Excess Subordinated Amount                                 $0.00

Initial Specified Subordinated Amount                $503,672.32

Specified Subordinated Amount                      $4,117,207.96

                    Before Distributions          After Distributions
Subordinated Amount    $631,486.78                   $616,408.21

Specified Increase Amount           $3,613,535.64

Subordination Deficiency Amount     $3,518,257.34

Subordination Deficit                       $0.00

Subordination Increase Amount          $17,457.59


                             Before Distributions After Distributions
Principal Carry Forward Amount              $0.00          $0.00

Reimbursement Amount paid to the Certificate Insurer                      $0.00


                                                      Current         Next
                                                  Distribution   Distribution
                                                       Date           Date
Weighted Average Coupon                                 12.93180%      12.94740%
Weighted Average Net Coupon Rate                        12.22870%      12.24420%


Remaining Balance of Largest Loan                    $173,801.38



                                       GROUP 2

Delinquency Advances Made                              $2,220.11
Paid-In-Full Compensating Interest                       $427.87

Accrued Servicing Fees                                 $3,876.83
Servicing Fees Retained                                $3,677.01

Interest Remittance from Servicer                      78,312.58
Principal Remittance from Servicer                    267,432.38
Certificate Account Investment Earnings                   751.31
  Total Deposit to the Certificate Account            346,496.27

Trustee Fees                                             $337.76
Premium Amount                                           $979.84


Subordination Reduction Amount                             $0.00
Total Monthly Excess Spread                           $31,676.35
Total Monthly Excess Cashflow                         $31,676.35

Available Funds                                      $313,502.32

Net Monthly Excess Cashflow                           $31,676.35

Total Available Funds                                $313,502.32

Total Available Funds Shortfall                            $0.00

Amortized Subordinated Amount Requirement                  $0.00

Excess Subordinated Amount                                 $0.00

Initial Specified Subordinated Amount                $787,608.30

Specified Subordinated Amount                      $8,893,755.65

                    Before Distributions          After Distributions
Subordinated Amount  $1,198,252.65                 $1,229,929.00

Specified Increase Amount           $8,106,147.35

Subordination Deficiency Amount     $7,695,503.00

Subordination Deficit                       $0.00

Subordination Increase Amount          $31,676.35


                             Before Distributions After Distributions
Principal Carry Forward Amount              $0.00          $0.00

Reimbursement Amount paid to the Certificate Insurer                      $0.00


                                                      Current         Next
                                                   Distribution   Distribution
                                                       Date           Date
Weighted Average Coupon                                 10.66750%      10.61690%
Weighted Average Net Coupon Rate                         9.96750%       9.91690%


Remaining Balance of Largest Loan                    $330,279.50











SIGNATURES

		Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

		EquiVantage Home Equity Loan Trust 1995-1

					By:		/s/ Donna Fanning
					Name:	Donna Fanning
					Title:		Assistant Vice President

Dated: 	December 31, 1997